Fidelity ® Institutional
Short-Intermediate
Government Fund

Semiannual Report

May 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The managers' review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

The third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, the Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Disappointing earnings reports and growing concerns about corporate accounting standards overwhelmed good news on the economic front, resulting in negative returns for most popular benchmarks of U.S. stock performance through the first five months of 2002. As is typical when equities are in turmoil, investors retreated to the fixed-income markets, which explains the positive performance of nearly every bond category year to date.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $100,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity® Inst Sht-Int Govt	2.05%	7.00%	38.11%	82.34%
LB 1-5 Year US Government Bond	1.82%	7.03%	39.28%	86.28%
Short-Intermediate US Government Funds Average	1.83%	6.67%	34.73%	80.57%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® 1-5 Year U.S. Government Bond Index - a market value-weighted index of government fixed-rate debt issues with maturities between one and five years. To measure how the fund's performance stacked up against its peers, you can compare it to the short-intermediate U.S. government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 82 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Inst Sht-Int Govt	7.00%	6.67%	6.19%
LB 1-5 Year US Government Bond	7.03%	6.85%	6.42%
Short-Intermediate US Government Funds Average	6.67%	6.14%	6.08%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Semiannual Report

Performance - continued

$100,000 Over 10 Years

$100,000 Over 10 Years: Let's say hypothetically that $100,000 was invested in Fidelity® Institutional Short-Intermediate Government Fund on May 31, 1992. As the chart shows, by May 31, 2002, the value of the investment would have grown to $182,343 - an 82.34% increase on the initial investment. For comparison, look at how the Lehman Brothers 1-5 Year U.S. Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $100,000 would have grown to $186,275 - an 86.28% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Total Return Components

	Six months ended May 31,	Years ended November 30,
	2002	2001	2000	1999	1998	1997
Dividend returns	2.16%	6.48%	6.82%	6.27%	6.54%	6.83%
Capital returns	-0.11%	3.48%	0.88%	-3.90%	0.64%	-0.84%
Total returns	2.05%	9.96%	7.70%	2.37%	7.18%	5.99%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended May 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.39¢	20.27¢	47.04¢
Annualized dividend rate	4.21%	4.30%	4.98%
30-day annualized yield	3.76%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.48 over the past one month, $9.45 over the past six months and $9.45 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Semiannual Report

Fund Talk: The Managers' Overview

Market Recap

After a slow start to the six-month period ending May 31, 2002, the investment-grade taxable-bond market surged forward later in the period, as optimism for a quick economic recovery and fears of interest rate hikes both diminished. Early on, particularly in December 2001, investment-grade bonds took a back seat to stocks when brighter news on the economic front gave investors the confidence to wade back into higher-risk and higher-yielding equities. But those waters soon proved too chilly for many investors, as the economy began to sputter and stocks dived in response to disappointing corporate earnings. For the overall six-month period, the Lehman Brothers® Aggregate Bond Index - a proxy for taxable-bond performance - gained 2.25%, outpacing the returns of most major equity benchmarks. Mortgage securities were by far the best performers in the taxable-bond market, returning 3.26% according to the Lehman Brothers Mortgage-Backed Securities Index. Mortgages benefited when a drop in refinancing activity led to lower volatility and more predictable cash flows. Growing demand for higher-yielding, less interest rate sensitive alternatives to Treasuries paced the return of agency and corporate bonds, as the Lehman Brothers U.S. Agency and Credit Bond indexes gained 1.97% and 1.76%, respectively, compared to a 1.18% return for the Lehman Brothers Treasury Index.

(Portfolio Manager photograph)
Note to shareholders: The following is an interview with Andrew Dudley (left), who managed Fidelity Institutional Short-Intermediate Government Fund during the period covered by this report, with additional comments from George Fischer (right), who became manager of the fund effective June 1, 2002.

Q. How did the fund perform, Andy?

A.D. For the six-month period that ended May 31, 2002, the fund returned 2.05%. To get a sense of how the fund did relative to its competitors, the return for the short-intermediate U.S. government funds average as tracked by Lipper Inc. was 1.83%. Additionally, the Lehman Brothers 1-5 Year U.S. Government Bond Index returned 1.82%. For the 12-month period that ended May 31, 2002, the fund returned 7.00%, while the Lipper average returned 6.67% and the Lehman Brothers index gained 7.03%.

Q. What helped the fund outpace its peer average and its benchmark during the past six months?

A.D. My decision to emphasize securities that offered a yield advantage over Treasuries was a big plus. In particular, maintaining investments in mortgage securities - which made up roughly 22% of the fund's net assets at the end of the period - worked in our favor. Commercial mortgage-backed securities (CMBS) - which are pools of mortgages on commercial properties - performed particularly well. There was growing demand for relatively high-quality investments, including mortgage securities. This demand was due to an environment of low interest rates and an increased aversion to credit risk given anxiety about corporate accounting practices and bankruptcies. Most of the more conventional mortgage securities made up of home loans - known as "pass-throughs" - performed well for similar reasons. These securities got an added boost when concerns about refinancings - and the prepayments that come with them subsided as interest rates overall became more stable. Increased refinancing activity typically makes investors uncomfortable because they can have securities called away from them and be forced to reinvest the proceeds at lower rates.

Semiannual Report

Fund Talk: The Managers' Overview - continued

Q. How did the fund's stake in securities issued by U.S. agencies - which made up roughly 56% of the fund's net assets at the end of the period - perform?

A.D. They, too, outpaced Treasuries during much of the past six months. Like many mortgage securities, agencies were helped by investors' growing appetite for higher-yielding, relatively high-quality fixed-income investments. In choosing agency securities for the fund, I tended to concentrate on those issued by Fannie Mae, Freddie Mac and other large, well-known agencies because they tend to be more liquid. By that I mean that the market for them is quite broad and deep, which generally means that they can be easily traded.

Q. Beyond their relatively low yields, why did you feel that Treasuries were less attractive than agency and mortgage securities?

A.D. There were a couple of reasons. First, I was somewhat concerned that Treasuries would come under pressure - which they did at times throughout the period - in response to expectations for a stronger economy. Second, the supply of Treasuries is expected to grow, which may put some pressure on their prices. The government has suspended its buyback program of retiring outstanding debt, and issuance is likely to rise in response to new budget deficits.

Q. Were there any disappointments?

A.D. Yes, there was a very minor disappointment. For highly technical reasons, mortgage securities backed by the Government National Mortgage Association (Ginnie Mae) - which was a minimal position at the end of the period - slightly lagged other mortgage securities, even though they outperformed Treasury securities.

Q. Turning to you, George, what will be your approach to managing the fund?

G.F. Investors are unlikely to see much difference between the way Andy managed the fund and the way I will manage the portfolio. We both draw on Fidelity's research and trading expertise to identify bonds that offer a good combination of yield and credit-risk profile. As it stands today, I plan to continue to emphasize agency and mortgage securities, because I believe they offer the best combination of attractive yield relative to Treasuries without taking on much incremental credit risk.

Semiannual Report

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income consistent with preserving principal

Start date: November 10, 1986

Size: as of May 31, 2002, more than $407 million

Manager: George Fischer, since June 2002; manager, various Fidelity tax free municipal and taxable bond funds; joined Fidelity in 1989

3

George Fischer on government agency securities:

"Securities issued by government agencies make up a significant and growing portion of the short-term bond market. These agencies generally are created by Congress to fund loans to certain groups of borrowers, such as homeowners, farmers and students. The primary goal of the agencies is to make it possible for members of these groups to borrow funds at affordable rates. In general, debt securities issued by these agencies are considered to be of high credit quality. Some have explicit lines of credit from the U.S. Treasury, while others - such as Ginnie Mae - are backed by the full faith and credit of the U.S. government. The agencies with explicit lines of credit from the U.S. Treasury - namely Fannie Mae and Freddie Mac - have come under some scrutiny from various legislators over the past several years, and there are Congressional hearings about the matter scheduled for this summer. At issue is whether these agencies - which are stockholder-owned companies that can raise equity capital - were compromising their primary purpose for the benefit of their stockholders. Legislators also are seemingly intent on clarifying to investors that the government guarantee is limited. While this increased scrutiny initially unsettled investors in agency securities, they now seem more comfortable with the notion that the agencies likely will operate under more legislative scrutiny in the years to come."

Semiannual Report

Investment Changes

Coupon Distribution as of May 31, 2002
	% of fund's investments	% of fund's investments 6 months ago
Zero coupon bonds	0.2	0.5
Less than 3%	0.0	0.5
3 - 3.99%	14.0	15.1
4 - 4.99%	1.6	3.9
5 - 5.99%	21.6	14.9
6 - 6.99%	20.2	28.3
7 - 7.99%	15.1	11.1
8 - 8.99%	5.1	6.9
9 - 9.99%	0.5	0.8
10 - 10.99%	1.4	3.2
11 - 11.99%	3.9	4.7
12% and over	2.3	2.7
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
Average Years to Maturity as of May 31, 2002
6 months ago
Years	2.8	3.0
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of May 31, 2002
6 months ago
Years	2.5	2.3

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of May 31, 2002	As of November 30, 2001
Mortgage Securities 16.2%	Mortgage Securities 13.6%
CMOs and Other Mortgage Related Securities 6.2%	CMOs and Other Mortgage Related Securities 7.6%
U.S. Treasury Obligations 22.9%	U.S. Treasury Obligations 21.2%
U.S. Government Agency Obligations 55.5%	U.S. Government Agency Obligations 52.2%
Short-Term Investments and Net Other Assets* (0.8)%	Short-Term Investments and Net Other Assets 5.4%

* Short-Term Investments and Net Other Assets are not included in the pie chart.

Semiannual Report

Investments May 31, 2002 (Unaudited)

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 78.4%
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - 55.5%
Fannie Mae:
3.625% 4/15/04	$ 22,400,000	$ 22,558,234
5% 1/15/07	14,700,000	14,933,186
5.125% 2/13/04	3,240,000	3,348,015
5.25% 6/15/06	18,000,000	18,538,524
5.5% 2/15/06	23,000,000	23,943,828
5.5% 5/2/06	1,375,000	1,424,039
6.25% 2/1/11	575,000	593,625
6.375% 10/15/02	310,000	315,015
7% 7/15/05	8,000,000	8,693,656
Farm Credit Systems Financial Assistance Corp. 8.8% 6/10/05	5,000,000	5,682,040
Federal Home Loan Bank:
4.875% 4/16/04	7,270,000	7,469,867
6.375% 11/14/03	11,785,000	12,369,583
6.875% 8/15/03	2,915,000	3,059,986
Freddie Mac:
3.25% 12/15/03	3,400,000	3,414,746
3.875% 2/15/05	11,000,000	11,024,640
5% 1/15/04	18,500,000	19,059,773
5.5% 7/15/06	4,000,000	4,156,364
5.875% 3/21/11	395,000	397,368
6.375% 11/15/03	9,960,000	10,442,921
6.625% 8/15/02	5,190,000	5,238,739
7% 7/15/05	14,570,000	15,839,251
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Series 1-B, 8.5% 4/1/06	1,777,414	1,961,554
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export- Import Bank):
Series 1993-C, 5.2% 10/15/04	228,000	234,057
Series 1993-D, 5.23% 5/15/05	222,127	228,725
Series 1994-F, 8.187% 12/15/04	9,301,197	9,724,123
Series 1995-A, 6.28% 6/15/04	1,761,765	1,820,816
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export- Import Bank):
Series 1992-A, 7.02% 9/1/04	2,608,125	2,736,784
Series 1997-A, 6.104% 7/15/03	1,825,000	1,875,552
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value (Note 1)
U.S. Government Agency Obligations - continued
Israel Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-1, 6.88% 1/26/03	$ 2,222,470	$ 2,262,230
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates:
Series 1994-195, 6.08% 8/15/04	1,452,713	1,500,027
6.77% 11/15/13	1,503,846	1,595,956
Private Export Funding Corp. secured:
5.65% 3/15/03	161,571	164,480
5.8% 2/1/04	2,404,000	2,465,990
6.86% 4/30/04	780,100	815,205
State of Israel (guaranteed by U.S. Government through Agency for International Development) 6.625% 8/15/03	2,500,000	2,602,135
Student Loan Marketing Association 5.25% 3/15/06	3,700,000	3,803,156
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		226,294,190
U.S. Treasury Obligations - 22.9%
U.S. Treasury Bonds:
10.75% 8/15/05	4,300,000	5,191,915
11.75% 2/15/10	14,298,000	17,225,187
12% 8/15/13	7,000,000	9,690,352
U.S. Treasury Notes:
3% 2/29/04	30,000,000	29,995,315
6.5% 10/15/06	2,000,000	2,180,938
7% 7/15/06	25,000,000	27,686,525
U.S. Treasury Notes - coupon STRIPS:
0% 9/30/02	834,000	830,330
0% 10/31/02	142,000	141,212
0% 11/30/02	207,000	205,522
TOTAL U.S. TREASURY OBLIGATIONS		93,147,296
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $313,840,580)		319,441,486
U.S. Government Agency - Mortgage Securities - 16.2%

Fannie Mae - 11.3%
5.5% 1/1/09 to 3/1/17	6,853,758	6,858,662
6% 9/1/08 to 8/1/16	15,913,360	16,338,675
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Fannie Mae - continued
6% 6/1/32 (a)	$ 7,956,691	$ 7,889,556
6.5% 7/1/08 to 5/1/32	8,310,743	8,559,310
7% 4/1/08 to 11/1/14	3,091,178	3,251,249
8% 8/1/09	144,453	153,675
9% 2/1/13 to 8/1/21	783,620	859,152
9.5% 5/1/09 to 11/1/21	94,517	102,528
10% 1/1/17 to 1/1/20	141,732	156,383
10.5% 5/1/10 to 8/1/20	118,294	132,655
11% 11/1/10 to 9/1/14	655,500	732,283
11.5% 11/1/15 to 7/15/19	678,124	776,537
12% 4/1/15	17,368	20,219
12.5% 3/1/16	47,872	55,135
		45,886,019
Freddie Mac - 1.4%
6.25% 1/1/03	25,666	25,794
6.5% 7/1/03 to 5/1/08	284,163	297,108
7.5% 11/1/12	704,385	742,657
8% 9/1/07 to 12/1/09	700,800	742,854
8.5% 5/1/06 to 6/1/14	724,102	767,783
9% 12/1/07 to 3/1/22	363,501	394,929
9.5% 1/1/17 to 12/1/22	1,029,314	1,134,509
10% 1/1/09 to 6/1/20	364,347	404,521
10.25% 12/1/09	16,976	18,564
10.5% 9/1/16 to 5/1/21	187,247	207,942
11% 12/1/11 to 1/1/19	26,620	29,879
11.5% 10/1/15	16,817	19,033
12% 9/1/11 to 11/1/19	56,502	64,484
12.25% 11/1/14	30,871	35,449
12.5% 8/1/10 to 6/1/19	795,670	912,243
		5,797,749
Government National Mortgage Association - 3.5%
7% 6/1/32 (a)	8,000,000	8,282,500
8% 11/15/09 to 12/15/23	5,015,715	5,376,415
8.5% 5/15/16 to 4/15/17	102,109	111,609
10.5% 1/15/16 to 1/15/18	447,786	507,822
11% 10/20/13	11,668	13,186
12.5% 11/15/14	71,027	82,859
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Government National Mortgage Association - continued
13% 8/15/14	$ 43,423	$ 50,988
13.5% 7/15/11	20,451	24,054
		14,449,433
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $64,462,316)		66,133,201
Collateralized Mortgage Obligations - 6.2%

U.S. Government Agency - 6.2%
Fannie Mae:
REMIC planned amortization class:
Series 1993-224 Class PG, 6.5% 9/25/21	524,124	524,685
Series 1999-25 Class PA, 6% 2/25/20	1,537,650	1,575,716
Series 1999-5 Class PB, 5.75% 2/25/16	1,668,873	1,685,985
Series 2001-53 Class PE, 6.5% 8/31/31	2,000,000	2,071,250
Series 2001-80 Class PH, 6% 12/25/27	1,700,000	1,744,625
sequential pay Series 1999-58 Class AC, 7% 2/18/27	1,039,478	1,043,360
Freddie Mac:
REMIC planned amortization class:
Series 1462 Class PT, 7.5% 1/15/03	404,622	409,659
Series 1639 Class J, 6% 12/15/08	726,261	739,338
Series 1995 Class PB, 6.5% 9/20/25	2,400,546	2,479,808
Series 2134 Class PC, 5.725% 4/15/11	1,671,072	1,723,938
Series 2396 Class PX, 6% 6/15/27	1,700,000	1,758,929
sequential pay:
Series 2134 Class H, 6.5% 12/15/24	1,051,435	1,084,109
Series 2166:
Class AC, 6.5% 3/15/26	1,358,526	1,397,822
Class AE, 6.5% 10/15/25	1,731,392	1,780,781
Series 2257 Class VA, 7% 9/15/07	3,210,470	3,367,715
Series 2279 Class VE, 6.5% 11/15/06	1,639,979	1,715,949
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $24,305,906)		25,103,669
Cash Equivalents - 16.4%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 1.83%, dated 5/31/02 due 6/3/02 (Cost $66,828,000)	$ 66,838,172	$ 66,828,000
TOTAL INVESTMENT PORTFOLIO - 117.2% (Cost $469,436,802)		477,506,356
NET OTHER ASSETS - (17.2)%		(70,145,967)
NET ASSETS - 100%		$ 407,360,389
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Other Information
Purchases and sales of long-term U.S. government and government agency obligations aggregated $351,470,973 and $323,664,658, respectively.
Income Tax Information

At May 31, 2002, the aggregate cost of investment securities for income tax purposes was $472,256,452. Net unrealized appreciation aggregated $5,249,904, of which $6,127,997 related to appreciated investment securities and $878,093 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $26,267,000 of which $8,624,000, $3,288,000, $4,169,000, $101,000, $5,916,000 and $4,169,000 will expire on November 30, 2002, 2003, 2004, 2005, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $30,240,000 and repurchase agreements of $66,828,000) (cost $469,436,802) - See accompanying schedule		$ 477,506,356
Cash		129
Receivable for investments sold		64,870
Receivable for fund shares sold		468,818
Interest receivable		5,889,500
Total assets		483,929,673
Liabilities
Payable for investments purchased Regular delivery	$ 28,330,164
Delayed delivery	16,105,284
Payable for fund shares redeemed	984,540
Distributions payable	106,212
Accrued management fee	151,816
Other payables and accrued expenses	46,468
Collateral on securities loaned, at value	30,844,800
Total liabilities		76,569,284
Net Assets		$ 407,360,389
Net Assets consist of:
Paid in capital		$ 426,854,705
Undistributed net investment income		696,841
Accumulated undistributed net realized gain (loss) on investments		(28,260,711)
Net unrealized appreciation (depreciation) on investments		8,069,554
Net Assets, for 42,888,110 shares outstanding		$ 407,360,389
Net Asset Value, offering price and redemption price per share ($407,360,389 ÷ 42,888,110 shares)		$ 9.50

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

	Six months ended May 31, 2002 (Unaudited)
Investment Income
Interest		$ 9,349,850
Security lending		23,852
Total income		9,373,702
Expenses
Management fee	$ 902,192
Non-interested trustees' compensation	573
Total expenses before reductions	902,765
Expense reductions	(4,164)	898,601
Net investment income (loss)		8,475,101
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		1,709,456
Change in net unrealized appreciation (depreciation) on investment securities		(1,864,713)
Net gain (loss)		(155,257)
Net increase (decrease) in net assets resulting from operations		$ 8,319,844

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Changes in Net Assets

	Six months ended May 31, 2002 (Unaudited)	Year ended November 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,475,101	$ 22,408,218
Net realized gain (loss)	1,709,456	6,091,628
Change in net unrealized appreciation (depreciation)	(1,864,713)	6,651,441
Net increase (decrease) in net assets resulting from operations	8,319,844	35,151,287
Distributions to shareholders from net investment income	(8,599,934)	(22,719,283)
Share transactions Net proceeds from sales of shares	79,526,227	192,215,162
Reinvestment of distributions	7,994,088	21,149,829
Cost of shares redeemed	(86,470,677)	(160,984,227)
Net increase (decrease) in net assets resulting from share transactions	1,049,638	52,380,764
Total increase (decrease) in net assets	769,548	64,812,768
Net Assets
Beginning of period	406,590,841	341,778,073
End of period (including undistributed net investment income of $696,841 and undistributed net investment income of $821,674, respectively)	$ 407,360,389	$ 406,590,841
Other Information Shares
Sold	8,412,360	20,500,006
Issued in reinvestment of distributions	845,278	2,252,025
Redeemed	(9,144,851)	(17,182,534)
Net increase (decrease)	112,787	5,569,497

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 9.510	$ 9.190	$ 9.110	$ 9.480	$ 9.420	$ 9.500
Income from Investment Operations
Net investment income (loss) D	.200 F	.562	.596	.579	.611	.637
Net realized and unrealized gain (loss)	(.007) F	.329	.079	(.362)	.045	(.090)
Total from investment operations	.193	.891	.675	.217	.656	.547
Distributions from net investment income	(.203)	(.571)	(.595)	(.587)	(.596)	(.627)
Net asset value, end of period	$ 9.500	$ 9.510	$ 9.190	$ 9.110	$ 9.480	$ 9.420
Total ReturnB, C	2.05%	9.96%	7.70%	2.37%	7.18%	5.99%
Ratios to Average Net Assets E
Expenses before expense reductions	.45% A	.45%	.45%	.45%	.45%	.45%
Expenses net of voluntary waivers, if any	.45% A	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45% A	.44%	.44%	.44%	.44%	.44%
Net investment income (loss)	4.24% A, F	5.98%	6.57%	6.26%	6.47%	6.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 407,360	$ 406,591	$ 341,778	$ 415,722	$ 379,553	$ 357,144
Portfolio turnover rate	168% A	173%	91%	85%	210%	147%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

F Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income (loss) per share by $.038 and increase net realized and unrealized gain (loss) per share by $.038. Without this change the ratio of net investment income (loss) to average net assets would have been 5.05%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended May 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Institutional Short-Intermediate Government Fund (the fund) is a fund of Fidelity Advisor Series IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, capital loss carryforwards and losses deferred due to wash sales.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $3,701,064 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on December 1, 2001.

The effect of this change during the period, was to decrease net investment income by $1,618,310; increase net unrealized appreciation/depreciation by $1,366,728; and increase net realized gain (loss) by $251,582. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the

Semiannual Report

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee of .45% of the fund's average net assets. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest expense. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

6. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's expenses by $4,164.

7. Other Information.

At the end of the period, one unaffiliated shareholder held 19% of the total outstanding shares of the fund.

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Fidelity Investments Money
Management, Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

ISIG-SANN-0702 157507
1.704564.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Real Estate High Income

Fund

Semiannual Report

May 31, 2002

(2_fidelity_logos) (Registered_Trademark)

REHI-SANN-0702 157523
1.723505.103

Contents

Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on the fund, including charges and expenses, call Jeff Gandel at 617-563-6414 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $100,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Past 5 years	Life of fund
Fidelity® Real Estate High Income	7.08%	12.31%	68.63%	170.62%
ML US High Yield Master Cash Pay Only Index (Formerly the ML High Yield Master Index)	2.29%	2.18%	19.94%	66.28%
High Current Yield Funds Average	1.02%	-0.97%	5.19%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or since the fund started on January 5, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the performance of the Merrill Lynch US High Yield Master Cash Pay Only Index (Formerly the ML High Yield Master Index) - a market value-weighted index of all cash pay domestic and yankee high-yield bonds. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. To measure how the fund's performance stacked up against its peers, you can compare it to the high current yield funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 390 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Real Estate High Income	12.31%	11.02%	14.39%
ML US High Yield Master Cash Pay Only Index (Formerly the ML High Yield Master Index)	2.18%	3.70%	7.11%
High Current Yield Funds Average	-0.97%	0.85%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

$100,000 Over Life of Fund

$100,000 Over Life of Fund: Let's say hypothetically that $100,000 was invested in Fidelity® Real Estate High Income Fund on January 5, 1995, when the fund started. As the chart shows, by May 31, 2002, the value of the investment would have grown to $270,624 - a 170.62% increase on the initial investment. For comparison, look at how the Merrill Lynch US High Yield Master Cash Pay Only Index (Formerly the ML High Yield Master Index) did over the same period. With dividends reinvested, the same $100,000 investment would have grown to $166,279 - a 66.28% increase.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Performance - continued

Total Return Components

	Six months ended May 31,	Years ended November 30,
	2002	2001	2000	1999	1998	1997
Dividend returns	5.49%	9.89%	11.01%	11.79%	9.74%	15.17%
Capital returns	1.59%	4.80%	2.57%	-2.71%	-11.09%	11.05%
Total returns	7.08%	14.69%	13.58%	9.08%	-1.35%	26.22%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends

Periods ended May 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	6.50¢	52.83¢	93.17¢
Annualized dividend rate	7.54%	10.59%	9.27%
30-day annualized yield	9.14%	-	-

Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $10.15 over the past one month, $10.01 over the past six months and $10.06 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Semiannual Report

Fund Talk: The Manager's Overview

An interview with Stephen Rosen, Portfolio Manager of Fidelity Real Estate High Income Fund

Q. How did the fund perform, Steve?

A. For the six months ending May 31, 2002, the fund had a total return of 7.08%. In comparison, the Merrill Lynch US High Yield Master Cash Pay Only Index, a broad measure of the high-yield bond market, returned 2.29%, while the high current yield funds average tracked by Lipper Inc. returned 1.02%. For the 12 months ending May 31, 2002, the fund returned 12.31%, while the index rose 2.18% and the peer group fell 0.97%.

Q. What factors helped the fund outperform its index and Lipper peer group average during the past six months?

A. As has been the case for some time now, market conditions were better suited to the high-yielding real estate securities owned by the fund than to the broader universe of high-yield corporate bonds that comprised the index and the peer group funds. Although real estate fundamentals softened during the period as rents fell and vacancies rose, the creditworthiness of real estate securities proved to be sturdy relative to that of corporate bonds. Securitized commercial mortgage defaults increased somewhat, but not to levels that adversely impacted the credit of many high-yield commercial mortgage-backed securities (CMBS), particularly those rated double-B where the fund had its greatest exposure. In fact, yield spreads for double-B CMBS tightened materially, driven by tepid new-issue supply and higher demand from money managers, collateralized bond obligations (CBOs) - bonds backed by pools of underlying bonds - and life insurance companies. Investors were drawn to the strong historical credit performance of CMBS and to the diversity of the underlying loan pools that dampened the impact of problems with certain property types, geographic regions and tenants. Apart from CMBS, the fund's other kinds of investments - namely in real estate company bonds, preferred stocks, common stocks and residential mortgage-backed companies - were viewed by investors as safe harbors that deserved lower risk premiums; as a result, they also helped the fund outperform the index and peer group average. By contrast, credit conditions in the broader corporate market remained under pressure due to macroeconomic uncertainty, weak earnings and high-profile accounting scandals and bankruptcies.

Q. What investment themes did the fund pursue?

A. I increased the fund's exposure to double-B-rated CMBS for two reasons. First, spread compression in the triple-B portion of the CMBS credit curve left double-Bs at historically cheap relative levels and signaled that investors might soon dip into the below-investment-grade market in search of yield. As it turned out, this scenario unfolded during the period, resulting in spread tightening for double-B-plus and double-B-rated bonds. Second, our property level credit analysis led us to conclude that over the long term, loss-adjusted returns of most double-Bs would be higher than those of most lower rated securities. Aside from double-B CMBS, the fund maintained its positions in hotel company bonds and sought investments in mortgage real estate investment trusts (REITs). Hotel bonds appeared oversold after September 11, so I elected to hold the securities and, fortunately, they recovered nicely. With short-term Treasury rates low, mortgage REITs were able to generate earnings and dividend growth that resulted in share price appreciation.

Q. What specific fund holdings were top contributors? Which securities disappointed?

A. Several CMBS bonds, such as MSC 1998-HF2, PMLIC 1996-PML and FCLT 1997-CHL1, worked out nicely as investors recognized that they were backed by strong-performing, seasoned mortgage collateral. Additionally, mortgage REIT common stocks, such as Annaly Mortgage Management, RAIT Investment Trust and Anthracite Capital, performed well as investors were drawn to the big dividends they threw off. On the down side, CSFB 1997-C2 was downgraded due to its exposure to bankrupt tenants and poor performing hotels. Elsewhere, AFLF 1998-A underperformed due to loan defaults. Fortunately, these securities were smaller positions and, therefore, their negative impact on the fund was more than overcome by our exposure to better-performing positions.

Q. What's your outlook?

A. A mix of conflicting signals, some concerning and others reassuring, lead me to remain cautiously optimistic about the fund's prospects. On the one hand, as the economy muddles along without a clear sign of recovery, it appears that rents and occupancy rates may not yet have reached bottom. As a consequence, I expect that mortgage delinquencies could rise somewhat going forward, more so if interest rates increase. Given my view of real estate fundamentals and recognizing that the performance of real estate securities historically tends to lag the economy, I've positioned the portfolio a little more defensively than in the past, with a greater emphasis on double-B-rated CMBS. On the other hand, based on the property-level work we conduct in the field, our due diligence leads me to believe these securities offer attractive loss-adjusted returns. From a technical perspective, supply of high-yielding real estate securities remains low and demand high, so the outlook for yield spreads appears favorable.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to provide high current income by investing primarily in real estate-related instruments, with an emphasis on lower-quality issues

Start date: January 5, 1995

Size: as of May 31, 2002, more than $329 million

Manager: Stephen Rosen, since 2000; joined Fidelity in 1995

3

Semiannual Report

Investments May 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Corporate Bonds - 10.5%
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - 1.3%
Homebuilding/Real Estate - 0.4%
EOP Operating LP 7.25% 11/15/08 (c)	Baa1	$ 1,250,000	$ 1,327,863
Hotels - 0.9%
Capstar Hotel Co. 4.75% 10/15/04	B3	3,251,000	2,925,900
TOTAL CONVERTIBLE BONDS			4,253,763
Nonconvertible Bonds - 9.2%
Entertainment/Film - 0.3%
AMC Entertainment, Inc. 9.5% 3/15/09	Caa3	1,000,000	1,010,000
Healthcare - 0.8%
Fountain View, Inc. 11.25% 4/15/08	-	1,780,000	1,085,800
Senior Housing Properties Trust 8.625% 1/15/12	Ba2	1,500,000	1,560,000
			2,645,800
Homebuilding/Real Estate - 3.8%
Crescent Real Estate Equities LP:
7% 9/15/02	Ba3	1,000,000	997,677
7.5% 9/15/07 (d)	Ba3	1,850,000	1,702,000
iStar Financial, Inc. 8.75% 8/15/08	Ba1	1,955,000	2,008,763
LNR Property Corp.:
9.375% 3/15/08	Ba3	3,385,000	3,469,625
10.5% 1/15/09	Ba3	4,140,000	4,367,700
			12,545,765
Hotels - 4.0%
Courtyard by Marriott II LP/Courtyard II Finance Co. 10.75% 2/1/08	B1	4,400,000	4,477,000
ITT Corp.:
6.75% 11/15/05	Ba1	2,080,000	2,074,800
7.375% 11/15/15	Ba1	2,750,000	2,622,813
RFS Partnership LP/RFS Financing, Inc. 9.75% 3/1/12 (c)	B1	1,000,000	1,040,000
Times Square Hotel Trust 8.528% 8/1/26 (c)	Baa3	2,969,048	2,820,596
			13,035,209
Leisure - 0.3%
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	1,000,000	1,030,000
TOTAL NONCONVERTIBLE BONDS			30,266,774
TOTAL CORPORATE BONDS (Cost $32,674,346)			34,520,537
Asset-Backed Securities - 6.1%
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
ABSC Nims Trust:
7% 12/17/31 (c)	Baa3	$ 1,223,033	$ 1,200,865
7.25% 4/15/31 (c)	BBB-	9,260	9,179
CSFB Nims Trust:
8% 5/25/32 (c)	BBB	1,739,346	1,674,120
8% 8/1/32	BBB-	1,060,000	1,036,647
8% 8/27/32	Baa2	233,862	227,431
G-Star Ltd. 8% 4/25/37 (c)	Ba1	4,500,000	3,812,344
IndyMac Nim Trust:
7% 12/1/08 (c)	Baa3	1,663,385	1,602,047
9.2% 8/26/31 (c)(d)	BBB-	620,324	626,333
Long Beach Asset Holdings Corp. 9.05% 5/25/32 (c)	BBB-	695,251	690,906
Morgan Stanley Dean Witter Capital I Trust:
8.5% 1/25/32 (c)	-	484,338	481,008
10% 1/25/32 (c)	BBB-	516,646	513,464
10% 2/25/32 (c)	BBB	854,198	854,198
12.75% 2/25/32 (c)	BB	2,912,486	2,912,486
Option One Mortgage Securities Corp.:
Nim 8.83% 6/26/32 (c)	BBB-	947,889	947,832
9.66% 9/26/31 (c)	Ba1	1,321,322	1,320,086
Saxon Asset Securities Trust:
8% 12/25/27 (c)	BB	571,766	557,987
8.6% 12/25/27 (c)	B	561,235	520,994
Sharps SP I LLC Net Margin Trust 8.5% 12/20/31 (c)	Baa2	1,180,724	1,171,247
TOTAL ASSET-BACKED SECURITIES (Cost $20,073,221)			20,159,174
Collateralized Mortgage Obligations - 1.1%

Private Sponsor - 0.6%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2:
Class 2B, 6.966% 12/29/25 (c)(d)	Ba3	280,109	135,198
Class 2C, 0% 12/29/25 (c)(d)	B3	1,542,602	548,151
DLJ Mortgage Acceptance Corp. Series 1996-TD:
Class C, 6.8465% 9/29/23 (c)(d)	B3	302,768	269,386
Class D, 6.8465% 9/29/23 (c)(d)	-	456,107	114,027
GE Capital Mortgage Services, Inc. Series 1998-7:
Class B4, 6.5% 4/25/13 (c)	-	279,570	231,014
Class B5, 6.5% 4/25/13 (c)	-	139,086	38,944
Collateralized Mortgage Obligations - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Private Sponsor - continued
Nomura Asset Acceptance Corp. Series 2001-R1A Class B4, 7% 2/19/30 (c)	-	$ 244,795	$ 98,224
Residential Accredit Loans, Inc. Series 2001-QS6:
Class B1, 6.5% 5/25/16 (c)	-	210,794	171,073
Class B2, 6.5% 5/25/16 (c)	-	105,445	69,511
Class B3, 6.5% 5/25/16 (c)	-	210,868	45,737
Residential Asset Securitization Trust:
Series 1998-A7 Class B5, 6.5% 7/25/13 (c)	-	329,510	247,647
Series 1999-A2 Class B4, 6.25% 3/25/14	-	234,023	173,663
TOTAL PRIVATE SPONSOR			2,142,575
U.S. Government Agency - 0.5%
Fannie Mae:
REMIC planned amortization class Series 2001-W3:
Class B4, 7% 9/25/41	B2	495,002	228,320
Class B5, 7% 9/25/41	-	2,081,675	438,453
Series 2002-W1:
Class B4, 6% 2/25/42	B2	1,275,841	620,776
Class B5, 6% 2/25/42	-	1,415,146	217,579
TOTAL U.S. GOVERNMENT AGENCY			1,505,128
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,945,450)			3,647,703
Commercial Mortgage Securities - 69.7%

Anthracite CDO I Ltd. Series 2002-CIBA Class E, 9.314% 5/24/37 (c)	BBB-	1,500,000	1,505,625
Artesia Mortgage CMBS, Inc. floater Series 1998-C1 Class F, 6.9686% 6/25/30 (c)	Ba2	4,513,000	3,390,166
Asset Securitization Corp. Series 1997-D5:
Class A8, 10.115% 2/14/41	BBB-	2,300,726	2,668,662
Class PS1, 1.6609% 2/14/43 (d)(e)	Aaa	27,192,963	2,043,722
Atherton Franchise Loan Funding LLP Series 1998-A:
Class E, 8.25% 5/15/20 (c)	BB	1,500,000	480,000
Class F, 7.44% 8/15/19 (c)	B	2,000,000	300,000

Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Banc America Commercial Mortgage, Inc. Series 2001-1:
Class J, 6.125% 4/15/11 (c)	Ba1	$ 6,200,000	$ 4,849,563
Class X, 1.0896% 4/15/36 (d)(e)	Aaa	5,748,439	373,649
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 5.1797% 8/1/24 (c)(d)	-	1,400,000	952,000
BKB Commercial Mortgage Trust weighted average coupon Series 1997-C1:
Class G, 3.4357% 4/27/09 (c)(d)	BB	925,298	897,539
Class H, 0.5933% 10/25/22 (c)(d)	-	448,324	112,081
Blaylock Mortgage Capital Corp. Series 1997-A:
Class B5, 6.425% 10/15/03 (c)	B-	110,000	88,000
Class B6, 6.425% 10/15/03 (c)	CCC	110,000	68,464
Class B7, 6.425% 10/15/03 (c)	-	147,000	72,265
CBA Mortgage Corp. floater Series 1993-C1:
Class G, 6.72% 12/25/03 (f)	-	1,852,837	1,544,826
Class H, 6.7377% 12/25/03 (f)	-	1,852,837	1,389,442
Chase Commercial Mortgage Securities Corp.:
floater Series 2000-FL1A Class H, 9.59% 12/12/13 (c)(d)	B	2,743,729	2,696,811
Series 1998-1 Class F, 6.56% 3/18/13 (c)	Ba2	5,000,000	4,007,813
Commercial Mortgage Acceptance Corp. weighted average coupon Series 1998-C2 Class G, 5.44% 7/15/13 (c)(d)	BB	2,500,000	1,703,906
Commercial Mortgage Asset Trust:
Series 1999-C1 Class F, 6.25% 11/17/13 (c)	Ba1	7,175,000	5,291,563
Series 1999-C2:
Class G, 6% 11/17/32	Ba1	4,575,000	3,116,719
Class H, 6% 6/17/14	Ba2	4,372,000	2,882,788
Crest G-Star Ltd. Series 2001-2A:
Class C, 10% 2/25/32	Ba2	1,330,000	1,191,181
Class PS, 0% 2/25/32 (c)(d)	BB-	1,100,000	1,049,469
Crest Ltd. Series 2000-1A Class D, 10% 8/31/36 (c)	Ba2	2,200,000	1,993,063
Commercial Mortgage Securities - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
CS First Boston Mortgage Securities Corp.:
floater:
Series 1997-C2 Class H, 7.46% 5/17/16	B2	$ 3,190,000	$ 1,254,448
Series 2001-CP4 Class AX, 0.7152% 12/15/35 (c)(e)	AAA	29,607,071	1,508,125
Series 1995-AEW1 Class G2, 6.9982% 11/25/27 (c)(d)	-	1,534,071	1,181,235
Series 1997-SPCE Class E, 7.482% 4/20/38 (c)	-	4,149,000	4,161,966
Series 2000-C1 Class G, 7.325% 4/15/62 (c)	BB+	3,100,000	2,651,728
Series 2000-FL1A:
Class F, 4.8011% 9/15/03 (c)(d)	Ba2	1,500,000	1,469,447
Class G, 4.7921% 9/15/03 (c)(d)	Ba3	2,050,000	1,986,384
Class H, 4.7976% 9/15/03 (c)(d)	B2	2,184,000	2,069,250
Class J, 4.7966% 9/15/03 (c)(d)	B3	1,478,000	1,206,787
Class K, 4.7984% 9/15/03 (c)(d)	-	2,573,000	977,740
Series 2001-CK3 Class H, 6.26% 6/15/34 (c)	Ba1	3,710,000	2,924,289
Series 2001-CP4Class H, 6% 12/15/35 (c)	BB+	4,970,000	3,786,057
Series 2002-CKP1 Class KZ, 6.294% 12/15/35 (c)	Ba1	9,026,000	5,288,370
weighted average coupon Series 1997-SPCE Class G, 7.4314% 4/20/38 (c)(d)	-	1,322,209	1,111,057
DLJ Commercial Mortgage Corp. floater Series 1999-STF1 Class B5, 4.9018% 7/5/08 (c)(d)	B2	4,782,656	4,703,890
DLJ Mortgage Acceptance Corp.:
Series 1994-MF11:
Class B2, 8.1% 6/18/04 (c)	Baa2	1,201,000	1,188,990
Class B3, 8.1% 6/18/04 (c)	Ba2	1,342,000	1,326,273
Series 1997-CF1 Class B3, 7.74% 1/15/12 (c)	D	1,465,000	734,781
Enterprise Mortgage Acceptance Co. Series 1998-1 Class E, 8.18% 6/15/16 (c)	-	2,110,000	105,500
First Chicago/Lennar Trust I:
Series 1997-CHL1 Class E, 8.1259% 4/29/39 (c)(d)	-	8,933,001	7,068,237

Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
weighted average coupon Series 1997-CHL1 Class D, 8.1259% 4/29/39 (c)(d)	-	$ 3,808,001	$ 3,499,195
First Union National Bank Commercial Mortgage Trust:
sequential pay Series 1999-C4 Class G, 6.5% 12/15/31 (c)	BB+	6,200,000	4,965,813
Series 2001-C3 Class J, 6.155% 8/15/23 (c)	BB+	3,480,000	2,713,313
FMAC Loan Receivables Trust weighted average coupon Series 1997-A Class F, 0% 4/15/19 (c)(d)	-	994,295	0
G Force CDO 2001 Ltd./G Force CDO 2001 1 Corp. Series 2001-1A Class E, 8.8% 1/20/12 (c)	BBB-	5,682,513	5,568,863
GAFCO Franchisee Loan Trust Series 1998-1 Class D, 13.5% 6/1/16 (c)(d)	-	2,700,000	1,998,000
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc.:
Series 1996-C1 Class F, 7.86% 11/15/06 (c)	Ba1	2,796,000	2,740,080
Series 1999-C1 Class F, 6.02% 5/15/33 (c)	Ba	9,600,000	7,455,000
J.P. Morgan Chase Commercial Mortgage Securities Corp. Series 2001-FL1A Class H, 7.09% 7/13/13 (d)	BB	5,822,349	5,767,037
J.P. Morgan Commercial Mortgage Finance Corp. Series 1999-C7:
Class F, 6% 10/15/35 (c)	BB	2,415,000	2,001,148
Class G, 6% 10/15/35 (c)	B	13,273,000	7,455,442
Class H, 6% 10/15/35 (c)	B-	1,991,000	937,761
Class NR, 6% 10/15/35 (c)	-	6,250,000	1,241,211
LB Multi-family Mortgage Trust Series 1991-4 Class A1, 6.9645% 4/25/21 (d)	Caa1	3,915,152	3,484,485
LTC Commercial Mortgage pass thru trust certificate Series 1998-1 Class E, 7.792% 5/28/30 (c)	BB	800,000	597,500
Morgan Stanley Capital I, Inc.:
Series 1997-RR:
Class C, 7.4132% 4/30/39 (c)(d)	-	2,470,128	2,488,654
Class D, 7.7132% 4/30/39 (c)(d)	-	2,070,112	1,807,207
Class E, 7.7702% 4/30/39 (c)(d)	-	2,170,117	1,622,162
Commercial Mortgage Securities - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Morgan Stanley Capital I, Inc.: - continued
Series 1997-RR:
Class F, 7.7558% 4/30/39 (c)(d)	-	$ 5,430,293	$ 3,366,781
Class G1, 7.7132% 4/30/39 (c)(d)	-	5,350,864	2,347,692
Series 1998-HF1 Class F, 7.18% 12/15/09 (c)	BB+	6,500,000	6,061,758
Series 1998-HF2:
Class F, 6.01% 11/15/30 (c)	-	5,000,000	4,396,875
Class G, 6.01% 11/15/30 (c)	-	8,985,745	7,337,422
Series 1998-XL1 Class H, 6.984% 6/3/30 (c)(d)	-	2,230,000	1,895,500
Morgan Stanley Dean Witter Capital I Trust Series 2001-XLF Class H11, 7.05% 10/7/13 (c)(d)	Ba2	850,000	845,750
Series 1996-MC1 Class G, 7.15% 7/15/28 (c)	BB	2,000,000	1,895,000
Series 1998-MC3 Class F, 7.3139% 11/18/31 (c)(d)	Ba1	1,300,000	1,126,379
Nationslink Funding Corp. Series 1998-2 Class F, 7.105% 8/20/30 (c)	BB	6,000,000	4,888,125
Nomura Asset Securities Corp.:
Series 1998-D6 Class B1, 6% 3/15/30 (c)	BB+	9,500,000	6,828,125
weighted average coupon Series 1994-MD1 Class B2, 9.9359% 3/15/18 (c)(d)	-	4,755,000	3,888,698
Penn Mutual Life Insurance Co./Penn Insurance & Annuity Co. Series 1996-PML:
Class L, 7.9% 11/15/26 (c)	-	2,500,000	1,436,719
Class M, 7.9% 11/15/26 (c)	-	5,862,000	2,168,940
Prudential Securities Secured Financing Corp. Series 1999-NRF1 Class F, 6.074% 11/1/31 (c)	Ba1	4,130,000	3,537,119
RMF Commercial Mortgage, Inc. Series 1997-1 Class G, 8.9029% 1/15/19 (c)(d)	-	1,450,000	439,984

Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Salomon Brothers Mortgage Securities VII, Inc.:
floater:
Series 1999-C1 Class H, 7% 12/18/12 (c)	-	$ 5,000,000	$ 3,884,570
Series 2000-NL1:
Class F, 6.97% 10/15/08 (c)	Baa3	5,013,000	4,783,665
Class H, 6.9674% 10/15/30 (c)	-	2,900,000	2,444,700
Series 1999-C1 Class G, 7.1563% 12/18/12 (c)(d)	Ba1	5,412,500	4,458,970
Structured Asset Securities Corp.:
Series 1994-C1 Class F, 6.87% 8/25/26	BB+	4,304,787	4,310,168
Series 1995-C1 Class F, 7.375% 9/25/24 (c)	-	4,000,000	3,985,000
Series 1996-CFL Class H, 7.75% 2/25/28 (c)	BB+	2,500,000	2,532,813
Structured Mortgage Trust weighted average coupon Series 1997-2:
Class C, 6.5641% 1/30/06 (c)(d)	-	116,013	79,831
Class D, 6.5641% 1/30/06 (c)(d)	-	146,544	85,362
TIAA Real Estate CDO 2002 1 Ltd./TIAA Real Estate CDO 2002 1 Corp. Series 2002-1A Class IV, 6.84% 5/22/37 (c)	Ba2	1,460,000	1,105,950
Wachovia Bank Commercial Mortgage Trust Series 2002-C1A Class H, 6.29% 4/15/34 (c)	Ba1	2,500,000	2,031,250
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $230,391,401)			229,879,888
Common Stocks - 7.0%
	Shares
Banks and Thrifts - 0.0%
CS First Boston Mortgage Securities Corp. warrants 9/1/03 (a)	6,236,357	1
Homebuilding/Real Estate - 7.0%
Annaly Mortgage Management, Inc.	215,000	4,214,000
Anthracite Capital, Inc.	159,200	2,069,600
Apartment Investment & Management Co. Class A	58,000	2,701,640
Boardwalk Equities, Inc.	116,100	1,132,349
Equity Office Properties Trust	63,000	1,898,820
FBR Asset Investment Corp.	44,000	1,502,600
iStar Financial, Inc.	84,000	2,562,000
LNR Property Corp.	85,000	2,983,500
Newcastle Investment Corp. (c)	25,000	309,375
Common Stocks - continued
	Shares	Value (Note 1)
Homebuilding/Real Estate - continued
Northstar Capital Investment Corp. (c)	40,000	$ 565,000
RAIT Investment Trust	144,200	3,159,422
		23,098,306
TOTAL COMMON STOCKS (Cost $20,857,669)		23,098,307
Preferred Stocks - 3.5%

Convertible Preferred Stocks - 2.6%
Homebuilding/Real Estate - 2.6%
Apartment Investment & Management Co. $2.25	40,000	1,000,000
Equity Office Properties Trust Series B, $2.625	50,300	2,268,530
General Growth Properties, Inc. $1.8124 PIERS	29,000	891,750
Glenborough Realty Trust, Inc. Series A, $1.9375	102,200	2,319,940
Reckson Associates Realty Corp. Series A, $1.91	55,000	1,334,300
Vornado Realty Trust Series A, $3.25	13,000	809,380
		8,623,900
Nonconvertible Preferred Stocks - 0.9%
Homebuilding/Real Estate - 0.9%
Crown American Realty Trust Series A, $5.50	51,000	2,805,000
PS Business Parks, Inc. Series F, $2.1875	4,700	118,205
		2,923,205
TOTAL PREFERRED STOCKS (Cost $9,942,578)		11,547,105
Cash Equivalents - 2.4%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at:
1.77%, dated 5/31/02 due 6/3/02	$ 4,197,620	4,197,000
1.78%, dated 5/31/02 due 6/3/02	3,609,536	3,609,000
TOTAL CASH EQUIVALENTS (Cost $7,806,000)		7,806,000
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $325,690,665)		330,658,714
NET OTHER ASSETS - (0.3)%		(888,518)
NET ASSETS - 100%		$ 329,770,196
Security Type Abbreviation
PIERS	-	Preferred Income Equity Redeemable Securities
Legend
(a) Non-income producing
(b) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $226,779,603 or 68.8% of net assets.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
CBA Mortgage Corp. floater Series 1993-C1 Class G, 6.72% 12/25/03	3/30/00	$ 1,525,768
CBA Mortgage Corp. floater Series 1993-C1 Class H, 6.7377% 12/25/03	3/30/00	$ 1,343,596
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Aaa, Aa, A	1.2%
Baa	9.2%
Ba	43.5%
B	9.8%
Caa, Ca, C	1.4%
D	0.2%
Not Rated	21.9%
Rating percentages include securities rated by a nationally recognized rating agency and may include unrated securities considered by Fidelity to be of comparable quality.

Purchases and sales of securities, other than short-term securities, aggregated $83,038,795 and $57,061,390, respectively, of which long-term U.S. government and government agency obligations aggregated $2,979,375 and $3,000,293, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,309 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,934,268 or 0.9% of net assets.

Income Tax Information

At May 31, 2002, the aggregate cost of investment securities for income tax purposes was $313,656,322. Net unrealized appreciation aggregated $17,002,392, of which $23,057,682 related to appreciated investment securities and $6,055,290 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $2,500,000 of which $900,000 and $1,600,000 will expire on November 30, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2002 (Unaudited)
Assets
Investment in securities, at value (cost $325,690,665) - See accompanying schedule		$ 330,658,714
Receivable for investments sold		670,130
Dividends receivable		68,750
Interest receivable		3,006,966
Total assets		334,404,560
Liabilities
Payable to custodian bank	$ 194,551
Payable for investments purchased	4,096,135
Distributions payable	85,059
Accrued management fee	209,662
Other payables and accrued expenses	48,957
Total liabilities		4,634,364
Net Assets		$ 329,770,196
Net Assets consist of:
Paid in capital		$ 318,466,068
Undistributed net investment income		3,126,341
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,209,738
Net unrealized appreciation (depreciation) on investments		4,968,049
Net Assets, for 32,305,386 shares outstanding		$ 329,770,196
Net Asset Value, offering price and redemption price per share ($329,770,196 ÷ 32,305,386 shares)		$ 10.21

Statement of Operations

	Six months ended May 31, 2002 (Unaudited)
Investment Income
Dividends		$ 1,270,010
Interest		18,412,504
Total income		19,682,514
Expenses
Management fee	$ 1,186,616
Transfer agent fees	24,797
Accounting fees and expenses	82,008
Non-interested trustees' compensation	521
Custodian fees and expenses	6,671
Registration fees	6,347
Audit	29,344
Legal	22,326
Miscellaneous	1,160
Total expenses before reductions	1,359,790
Expense reductions	(8,784)	1,351,006
Net investment income (loss)		18,331,508
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,282,857)
Foreign currency transactions	(490)	(1,283,347)
Change in net unrealized appreciation (depreciation) on investment securities		5,312,085
Net gain (loss)		4,028,738
Net increase (decrease) in net assets resulting from operations		$ 22,360,246

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended May 31, 2002 (Unaudited)	Year ended November 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 18,331,508	$ 21,231,293
Net realized gain (loss)	(1,283,347)	560,306
Change in net unrealized appreciation (depreciation)	5,312,085	13,308,509
Net increase (decrease) in net assets resulting from operations	22,360,246	35,100,108
Distributions to shareholders from net investment income	(17,027,437)	(24,110,168)
Share transactions Net proceeds from sales of shares	13,200,000	73,504,198
Reinvestment of distributions	16,929,153	24,107,744
Cost of shares redeemed	(20,000,000)	-
Net increase (decrease) in net assets resulting from share transactions	10,129,153	97,611,942
Total increase (decrease) in net assets	15,461,962	108,601,882
Net Assets
Beginning of period	314,308,234	205,706,352
End of period (including undistributed net investment income of $3,126,341 and undistributed net investment income of $1,822,270, respectively)	$ 329,770,196	$ 314,308,234
Other Information Shares
Sold	1,312,705	7,406,147
Issued in reinvestment of distributions	1,694,592	2,413,206
Redeemed	(1,962,709)	-
Net increase (decrease)	1,044,588	9,819,353

Financial Highlights

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 10.050	$ 9.590	$ 9.350	$ 9.760	$ 12.420	$ 11.850
Income from Investment Operations
Net investment income (loss) D	.562 F	.778	.907	.931	1.033	1.124
Net realized and unrealized gain (loss)	.126 F	.585	.297	(.100)	(1.136)	1.594
Total from investment operations	.688	1.363	1.204	.831	(.103)	2.718
Distributions from net investment income	(.528)	(.903)	(.964)	(1.085)	(1.117)	(1.508)
Distributions from net realized gain	-	-	-	(.156)	(1.440)	(.640)
Total distributions	(.528)	(.903)	(.964)	(1.241)	(2.557)	(2.148)
Net asset value, end of period	$ 10.210	$ 10.050	$ 9.590	$ 9.350	$ 9.760	$ 12.420
Total Return B, C	7.08%	14.69%	13.58%	9.08%	(1.35)%	26.22%
Ratios to Average Net Assets E
Expenses before expense reductions	.84% A	.83%	.89%	.91%	.91%	1.02%
Expenses net of voluntary waivers, if any	.84% A	.83%	.89%	.91%	.91%	1.02%
Expenses net of all reductions	.83% A	.81%	.86%	.89%	.89%	.99%
Net investment income (loss)	11.27% A, F	7.79%	9.67%	9.84%	9.65%	9.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 329,770	$ 314,308	$ 205,706	$ 106,619	$ 73,529	$ 49,921
Portfolio turnover rate	43% A	38%	53%	16%	53%	80%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

F Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.086 and decrease net realized and unrealized gain (loss) per share by $.086. Without this change the ratio of net investment income (loss) to average net assets would have been 9.54%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended May 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Real Estate High Income Fund (the fund) is a fund of Fidelity Advisor Series IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid price in the principal market (sales price if the principal market is an exchange) in which such securities are normally traded, as determined by recognized dealers in such securities or by a pricing service. Pricing services use valuation matrices that incorporate both dealer supplied valuations and electronic data processing techniques. Equity securities for which market quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Change in Accounting Principle - continued

total net assets of the fund, but resulted in a $9,492,714 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on December 1, 2001.

The effect of this change during the period, was to increase net investment income (loss) by $2,813,654; decrease net unrealized appreciation/depreciation by $2,806,848; and decrease net realized gain (loss) by $6,806. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .60% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .73% of the fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .02% of average net assets.

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Certain security trades were directed to brokers who paid $199 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $8,310 and $275, respectively.

7. Other Information.

At the end of the period, four unaffiliated shareholders were the owners of record of 90% of the total outstanding shares of the fund.

Semiannual Report

Semiannual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY